EXHIBIT 10.3



                                    As of January 11, 2006

Mr. Mark Shapiro



                  Re:   Grant of $12 Share Price Stock Option


Dear Mr. Shapiro:

            The Compensation Committee (the "Committee") of the Board of Directors of Six Flags, Inc., a Delaware corporation (the "Company"), has granted certain options under the Company's 2001 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to afford officers and key employees of the Company and subsidiary corporations who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such officers and employees an increased interest in and a greater concern for the welfare of the Company. (A copy of the Plan is annexed to this letter agreement (the "Stock Option Agreement") and shall be deemed a part of this Stock Option Agreement as if fully set forth herein subject to the terms of the Employment Agreement between you and the Company, dated as of September 26, 2006 (the "Employment Agreement"). Unless the context otherwise requires, all terms defined in the Plan shall have the same meaning when used herein subject to the terms of the Employment Agreement.

      1.    The Grant

            On January 11, 2006 (the "Date of Grant"), the Company granted to you, as a matter of separate inducement and not in lieu of any salary or other compensation for your services, the right and option to purchase (the "Option"), in accordance with the terms and conditions set forth in the Plan, an aggregate of 237,500 shares of common stock of the Company (the "Option Shares") at a price of $9.21 per share (the "Exercise Price"). The Option is subject to the limitations set forth in this Stock Option Agreement and in the Employment Agreement. In the event of any conflict or inconsistency between the terms hereof and the terms of the Employment Agreement, the terms of the Employment Agreement shall govern.

            The Option is intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Option"), to the extent permitted by Section 422(d) of the Code, but the Company makes no warranty as to the tax treatment of the Option or the qualification of the Option as an Incentive Stock Option. To the extent all or any portion of the Option fails to qualify as an Incentive Stock Option, such portion shall be a nonqualified stock option.

      2.    Restrictions on Time of Exercise

            Subject to the provisions and limitations contained herein (including, without limitation, the conditions set forth in Section 1) and in the Plan and until the termination of the Option as provided for herein, the Option shall vest on the first date on which the closing price of the Company's common stock on the New York Stock Exchange or other principal securities exchange or market on which the Company's common stock is traded is at or above $12.00 per share on each trading day for a period of 90 calendar days, provided that such Option may not be exercised prior to the second anniversary of the Date of Grant. In the event of a spin off, split up, stock split, stock dividend, share combination, exchange of shares, recapitalization, merger, consolidation, reorganization, dissolution, liquidation or other comparable distributions, changes or transactions of or by the Company, appropriate adjustments to the Exercise Price, number and/or type of shares into which the Option is exercisable shall be made to give proper effect to such event so as to avoid dilution of the value of the Option.

            If the Option is not exercised for the total number of Option Shares available for purchase during such period, the Option shall not thereby terminate as to such unexercised portion. In no event may you exercise the Option for a fraction of a share.

            Any unexercised portion of the Option shall automatically and without notice terminate and become null and void upon the expiration of ten
(10) years from the Date of Grant (the "Option Term"); provided, however, that if your employment with the Company terminates (and your employment with any subsidiary corporation of the Company that you are then employed with also terminates) before the expiration of the Option Term, the Option shall terminate on the applicable date described in Section 4 below.

            If a change of control (as defined below, a "Change of Control") of the Company occurs, then the restrictions on the exercise of the Option described above shall become null and void and cease to exist, the Option shall fully vest immediately and the Option shall immediately become exercisable in full. For this purpose, a Change of Control means:

                  (i) A change of control of the direction and administration of the Company's business of a nature that would be required to be reported in response to item 6(e) of Schedule 14A of Regulation 14A (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement; or

                  (ii) Any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act but excluding any employee benefit plan of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the Company's outstanding securities then entitled ordinarily (and apart from rights accruing under special circumstances) to vote for the election of directors; or

                  (iii) During any period of two (2) consecutive years, the individuals who at the beginning of such period constitute the Board of Directors or any individuals who would be continuing directors (as defined below, the "Continuing Directors") cease for any reason to constitute at least a majority of the Board of Directors; or

                  (iv) The Board of Directors shall approve a sale of all or substantially all of the assets of the Company; or

                  (v) The Board of Directors shall approve any merger, consolidation or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in clause (ii) or (iii) above.

            For purposes of this Stock Option Agreement, Continuing Directors means (i) the directors of the Company in office on the date hereof, (ii) any successor to any such director and (iii) any additional director who after the date hereof (A) is nominated or selected by a majority of the Continuing Directors in office at the time of his nomination or selection and (B) at the time of his nomination or selection is not an "affiliate" or "associate" (as defined in Regulation 12B under the Exchange Act) of any person who is the beneficial owner, directly or indirectly, of securities representing ten percent (10%) or more of the combined voting power of the Company's securities then entitled ordinarily to vote for the election of directors.

      3.    Other Terms of Exercise

            Any exercise by you of the Option shall be in writing, addressed to the Secretary of the Company at its principal place of business (the "Notice"), substantially in the form of Schedule A hereto, and shall specify the number of Option Shares to be purchased, the form of payment of the Exercise Price and a business day not more than fifteen (15) days from the date the Notice is given for payment of the Exercise Price (the "Payment Date").

            The Exercise Price is payable by delivery to the Company on the Payment Date of any combination of the following:

            (a) a validly issued personal check payable to the order of the Company in the full amount of the Exercise Price for that portion of the Option being exercised by delivery of such check;

            (b) common stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by you (or your legal representative) having a fair market value equal to the full amount of the Exercise Price for that portion of the Option being exercised by delivery of such stock (the fair market value of the stock so delivered being determined (i) by the Board of Directors or the Committee in its sole discretion as of the date immediately preceding the Payment Date or (ii) in such other manner or at such other time as may be required to comply with or conform to the requirements of any applicable law or regulation); or

            (c) by surrender of all or part of the Option to the Company in exchange for a number of shares of the Company's common stock having a total market value as of the date of surrender, equal to the excess of (i) the market value, as of the date of surrender, of the number of shares that could be acquired by the exercise of the portion of the Option that is surrendered, over
(ii) the aggregate Exercise Price which would otherwise be paid to the Company upon a normal exercise of the Option as to that number of shares. In the event the foregoing calculation would require the issuance of a fractional share, the Company shall, in lieu thereof, pay cash to the holder in an amount equal to the fair market value of such fractional share as of the date of surrender.

      4.    Termination of Employment

            Upon the termination of your employment with (i) the Company and
(ii) any subsidiary corporation of the Company with which you are employed at the time of your termination of employment with the Company, the Option shall, to the extent not previously exercised, automatically terminate and become null and void; except that:

            (a) if you shall die while in the employ of the Company or any subsidiary corporation of the Company if you are no longer in the employ of the Company at the time of your death), the Option shall fully vest (without regard to whether the performance requirements in Section 2 have been met) and become exercisable immediately, the restrictions thereon shall immediately lapse and your legal representative, or such other person who acquired the Option by bequest or inheritance or otherwise by reason of your death, may exercise the Option, to the extent not theretofore exercised, at any time during the originally scheduled Option Term;

            (b) if your employment with the Company (or with any subsidiary corporation of the Company if you are not employed by the Company at the time of your becoming disabled) shall terminate by reason of your disability (within the meaning of Section 22(e)(3) of the Code but only if and to the extent any portion of the Option constitutes an Incentive Stock Option; otherwise disability shall have the meaning given it in Section 4(c)(iii) of the Employment Agreement) the Option shall fully vest (without regard to whether the performance requirements in Section 2 have been met) and become exercisable immediately, the restrictions thereon shall immediately lapse and you may exercise the Option, to the extent not theretofore exercised, at any time during the originally scheduled Option Term;

            (c) if your employment with the Company (or with any subsidiary corporation of the Company if you are not employed by the Company at the time of your termination) shall terminate by reason of your involuntary dismissal or removal, other than an involuntary dismissal or removal for cause, the Option, to the extent not theretofore exercised, shall fully vest (without regard to whether the performance requirements in Section 2 have been met) and become exercisable immediately, the restrictions thereon shall immediately lapse and shall remain exercisable for its originally scheduled Option Term. For this purpose, the term "for cause" means the definition of "Cause" in your Employment Agreement and your involuntary dismissal or removal other than for Cause shall include a termination by you for Good Reason as defined in Section 4(c)(iv) of the Employment Agreement; and

            (d) if your employment with the Company (or with any subsidiary corporation of the Company if you are not employed by the Company at the time of your termination) ceases due to your death or Disability (as defined in the Employment Agreement) following the expiration of the Term (as defined in the Employment Agreement) and while the Option is still outstanding, the terms of
Section 4(a) of the Employment Agreement with respect to the Option shall apply.

            In respect of any portion of the Option that constitutes an Incentive Stock Option, for purposes hereof, an employment relationship shall be deemed to exist between an individual and a corporation if at the time of the determination, the individual is an employee for purposes of Section 422 of the Code. If an individual is on military, sick or other bona fide leave of absence, such individual shall be considered an "employee" and shall be entitled to exercise the Option during such leave; provided that the period of such leave does not exceed ninety (90) days or, if longer, that the individual's right to reemployment by the Company or any subsidiary corporation of the Company is guaranteed either by statute or by contract. Where the period of leave is longer than ninety (90) days and where the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed, for this purpose, to have terminated on the ninety-first (91st) day of such leave.

            Subject to the terms of the Employment Agreement, termination of employment shall be deemed not to occur by reason of your transfer from employment by the Company to employment by a subsidiary corporation of the Company or from employment by a subsidiary corporation of the Company to employment by the Company or by another subsidiary corporation of the Company.

            In the event of the complete liquidation or dissolution of a subsidiary corporation of the Company, or in the event such corporation ceases to be a subsidiary corporation of the Company, any unexercised Options theretofore granted to any employee of such subsidiary corporation shall, subject to the next following sentence, be cancelled, unless such employee is employed by the Company or by another subsidiary corporation of the Company after the occurrence of such event. Thirty (30) days prior to any cancellation of an Option pursuant to the previous sentence, notice shall be given to each employee holding an Option subject to cancellation and such employee shall have the right to exercise such Option in full (without regard to the restrictions on exercise described in Section 2 of this Stock Option Agreement) for thirty (30) days following the receipt of such notice. Notwithstanding the foregoing provisions of this paragraph, in the event of such liquidation or dissolution of a subsidiary corporation of the Company or in the event of such subsidiary corporation ceasing to be a subsidiary corporation of the Company, the Board of Directors or the Committee, in its discretion, may elect to terminate any unexecuted Options theretofore granted to any employee of such subsidiary corporation within a specified number of days after notice to the holder of the Option and provide for such holder to receive, with respect to each Option Share, cash in an amount equal to the excess of the fair market value of the Option Share immediately prior to the date of such liquidation, dissolution or cessation over the Exercise Price.

      5.    Transferability

            All or any portion of the Option that constitutes an Incentive Stock Option is not transferable by you otherwise than by will or the laws of descent and distribution and is exercisable, during your lifetime, only by you or, if you are disabled (within the meaning of Section 22(e)(3) of the Code), by your guardian or legal representative. Any portion of the Option that does not constitute an Incentive Stock Option is transferable only (i) as provided in the preceding sentence or (ii) to your immediate family members, trusts for their exclusive benefit or partnerships of which such family members are the only partners. Except as set forth in the preceding sentences, the Option may not be assigned, transferred, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar proceedings. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof or of the Plan, and the levy of any attachment or similar proceeding upon the Option, shall be null and void and without effect.

      6. Reservation, Registration, Issuance of Certificates, Legends, Payment of Expenses

            (a) Reservation, Registration and Listing of Shares. The Company shall at all times reserve out of its authorized and unissued shares, a number of shares sufficient to provide for the exercise in full of this Option. Shares deliverable to you upon exercise of this Option, when delivered to you, shall be fully paid and nonassessable and shall be free and clear of any and all liens, encumbrances, charges and other third party rights. The Company agrees that all shares delivered hereunder shall be (i) validly issued, (ii) registered for resale by you (or a permitted transferee) under Federal and state securities laws and shall remain registered so long as the shares may not be freely sold in the absence of such registration and (iii) listed, or otherwise qualified, for trading in the United States on each national securities exchange or national securities market system on which the shares are listed or qualified. Except as provided herein or by the Plan, the Employment Agreement or applicable law, this Option may not be cancelled for any reason without your prior written consent.

            (b) The Company shall pay all issue or transfer taxes imposed upon the issuance or transfer of the Option Shares, as well as all fees and expenses incurred by the Company in connection with such issuance or transfer, including, without limitation, all fees and expenses that may be necessitated by the filing or amending of a registration statement under any Federal or state securities law.

            (c) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the reasonable judgment of the Company's counsel, such restrictions are necessary in order to achieve compliance with the Securities Act or the securities laws of any state or any other law. In the event of any such restriction, the Company shall take all such action as may be necessary or appropriate to eliminate such restriction at the earliest possible date.

      7.    Withholding Taxes

            The Company's obligations to deliver Option Shares upon the exercise of the Option shall be subject to your satisfaction of all applicable Federal, state and local income, excise and employment tax withholding requirements ("Tax Obligations"). Withholdings shall be calculated at the minimum statutory rate. You may satisfy any such Tax Obligations (a) by payment of the applicable tax in cash to the Company, (b) by authorizing the Company to withhold Option Shares that would otherwise have been delivered to you having a fair market value as defined in the Employment Agreement equal to, but not greater than, the minimum amount of tax required to be withheld; or (c) by any combination of (a) and (b).

      8.    Entire Agreement, Grant Subject to Plan; Conflict

            Except for the Employment Agreement, this Stock Option Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and shall supersede all prior agreements, whether written or oral, with respect thereto. This Stock Option Agreement is subject to all of the terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall be controlling except in the event of any conflict or inconsistency between the terms of the Plan and the terms of the Employment Agreement, in which case the terms of the Employment Agreement shall be controlling.

      9.    Miscellaneous

            (a) This Stock Option Agreement is not a contract of employment and the terms of your employment shall not be affected hereby or by any agreement referred to herein, except to the extent specifically so provided herein or therein. Nothing herein shall be construed to impose any obligation on (i) the Company or on any subsidiary corporation of the Company to continue your employment or (ii) you to remain in the employ of the Company or of any subsidiary corporation of the Company.

            (b) In respect of any portion of the Option that constitutes an Incentive Stock Option, you hereby agree to notify the Company immediately upon any "disqualifying disposition" (as defined in Section 421(b) of the Code) by you of any Option Shares.

            (c) Neither you nor your permitted transferees, under Section 5 of this Stock Option Agreement, shall have the right to act as stockholders of the Company with respect to Option Shares, until the Exercise Price for such Option Shares has been paid in full to the Company.

            (d) You represent that you have had ample opportunity to review the Plan and ask questions with respect thereto.

            (e) You and the Company hereby agree that, to the extent applicable, this Stock Option Agreement shall be interpreted in accordance with Section 409A of the Code and the provisions of Section 20 of the Employment Agreement regarding Section 409A shall, to the extent applicable, be applied to this Stock Option Agreement.

            (f) This Stock Option Agreement shall be governed by and construed in accordance with the laws of Delaware, without reference to principles of conflict of laws.

            (g) Any disputes arising out of or relating to this Stock Option Agreement shall be resolved in accordance with Section 10 of the Employment Agreement, which shall be deemed to be incorporated herein in full.

            (h) No provision of this Agreement may be amended or modified except in writing signed by you and an authorized officer of the Company. No waiver of any breach or condition of this Stock Option Agreement by either party shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature. Any waiver must be in writing and signed by the party against whom the waiver is being enforced (either you or an authorized officer of the Company, as the case may be).

            (i) Except as otherwise expressly set forth in this Stock Option Agreement or the Employment Agreement, the respective rights and obligations of you and the Company hereunder shall survive any termination of your employment.

            (j) The Company represents and warrants to you that (i) all corporate action required to be taken by the Company to fully authorize the execution, delivery and performance of this Stock Option Agreement and the consummation of the transactions contemplated hereby (including, without any limitation, any action required to be taken by the Board of Directors, any committee of the Board of Directors, or any other person or body to interpret or otherwise act with respect to any Company agreement, policy, program or arrangement) has been duly and effectively taken, (ii) the execution, delivery and performance of this Stock Option Agreement does not violate any applicable law, regulation, order, judgment or decree or any agreement, arrangement, plan or corporate governance document to which the Company is a party or by which it is bound, (iii) the person signing this Stock Option Agreement on behalf of the Company is duly authorized to do so and (iv) upon the execution and delivery of this Stock Option Agreement by the parties, it shall be a valid and binding obligation of the Company, enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

      Your acceptance of the Option shall constitute your agreement to all of the terms and conditions of this Stock Option Agreement, the Option and the Plan.

                                    Very truly yours,

                                    SIX FLAGS, INC.


                                    By: /s/ Harvey Weinstein
                                       ---------------------------------
                                       Harvey Weinstein
                                       Chairman of the Compensation
                                       Committee

Agreed and Accepted:

By: /s/ Mark Shapiro
   --------------------
      Mark Shapiro


Enclosures

                                                                      Schedule A

                                FORM OF EXERCISE

                                                [Date of Exercise]

Six Flags, Inc.
11501 Northeast Expressway
Oklahoma City, Oklahoma  73131
Attention:   Secretary

                  Re:   Six Flags, Inc. (the "Company")
                        2001  Stock  Option  and  Incentive   Plan  (the "Plan")

Dear Sir:

      Pursuant to the "Grant of $12 Share Price Stock Option" from the Company to me, dated as of January 11, 2006 (the "Stock Option Agreement"), I am the holder of an Option granted under the Plan to purchase shares of the Company's common stock (the "Option Shares"). All capitalized terms not defined herein shall have the meaning ascribed to such terms in the Stock Option Agreement subject to the provisions of the Plan and the Employment Agreement between me and the Company dated September 26, 2006.

      On [a date not later than fifteen (15) days from the date hereof], I shall exercise the Option to acquire [specify number of shares for which Option is being exercised] Option Shares, the Exercise Price for which is $9.21, to be paid by [specify the amount of a check, the number of shares of the Company's common stock and/or the surrender of all or part of the Option to pay the Exercise Price]. I would like the Option Shares to be represented by [specify number of certificates and number of shares represented by each certificate], registered in [my name or other] and should be delivered [at the address indicated below or specify other arrangements].

      To the extent such taxes are not otherwise taken care of by my payment of cash to the Company or the withholding of Option Shares or otherwise, I hereby authorize the Company to withhold from any cash compensation paid to me or on my behalf, an amount sufficient to discharge any federal, state and local wage withholding taxes imposed in connection with my exercise of the Option. Withholdings shall be calculated at the minimum statutory rate. To the extent such payment of taxes is not so taken care of, I agree that the Company may hold the stock certificates for the Option Shares in an amount sufficient to satisfy the withholding taxes as security for payment of such taxes.

      I agree to all the terms, conditions, limitations and restrictions contained in the Plan and the Stock Option Agreement to the extent such terms, conditions, limitations and restrictions are not in conflict or inconsistent with the Employment Agreement, in which case the provisions of the Employment Agreement shall be controlling.

      Please acknowledge receipt of this Notice of my exercise of my Option on the attached copy of this letter.

                                          Very truly yours,


                                          By:
                                             -------------------------------
                                          Name:
                                          Address:

RECEIPT ACKNOWLEDGED:

SIX FLAGS, INC.


By:
   -----------------------------
Name:
Title: